Exhibit 99.1
                                                                    ------------

Name and Address of Reporting Person:                 Leslie H. Wexner
                                                      c/o Limited Brands, Inc.
                                                      Three Limited Parkway
                                                      Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:             Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                      11/06/2003



                                    Amount of
                                   Securities
                                  Beneficially
                                      Owned                          Ownership
                                    Following                          Form:
                                    Reported                       Direct (D) or                       Nature of Indirect
    Title of Security             Transaction(s)                     Indirect (I)                      Beneficial Ownership
    -----------------             --------------                     ------------                      --------------------

Common Stock                        1,170,798  (5)                       I  (3)               Held in The Limited, Inc. Savings and
                                                                                              Retirement Plan for Leslie H.
                                                                                              Wexner's account

Common Stock                          400,000                            I  (4)               Abigail S. Koppel Grantor Trust

Common Stock                        3,500,000                            I  (3)               The Wexner Children's Trust II

Common Stock                        2,498,670                            I  (4)               The Birthday Trust

Common Stock                       12,000,000                            I  (3)               The Abigail Trust

Common Stock                        8,000,000                            I  (3)               Wexner Personal Holdings Corporation

Common Stock                       15,000,000 (6)                        I  (3)               H.R.E.I. Trust

Common Stock                        9,389,577 (6)                      D/I  (2)               (2)

Common Stock                        7,607,899                          D/I  (1)               (1)

See notes on next page.


Name and Address of Reporting Person:                 Leslie H. Wexner
                                                      c/o Limited Brands, Inc.
                                                      Three Limited Parkway
                                                      Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:             Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                      11/06/2003



(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of October 31, 2003. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.

(6) Reflects the transfer on August 29, 2003, of 15,000,000 shares from Mr. Wexner to H.R.E.I. Trust (in a transaction exempt under Rule 16a-13).


Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interest therein.

                                                     Joint Filer Information
                                                     -----------------------

Name of Joint Filer:                                 Abigail S. Wexner

Address of Joint Filer:                              c/o Limited Brands, Inc.
                                                     Three Limited Parkway
                                                     Columbus, OH  43216

Relationship of Joint Filer to Issuer:               Director

Issuer Name and Ticker or Trading Symbol:            Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     11/06/2003

Designated Filer:                                    Leslie H. Wexner

SIGNATURE:



 Abigail S. Wexner
---------------------------
Abigail S. Wexner


November 10, 2003
-----------------
Date